UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2025

TILT HOLDINGS INC

(Exact name of registrant as specified in its charter)

British Columbia	000-56422	83-2097293
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

, Arizona
7655 E Redfield Road, Suite 110 Scottsdale, Arizona	85260
(Address of principal executive offices)	(Zip Code)

(480) 867-6100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

TILT Holdings Inc. (the “Company”) announced that, on November 17, 2025, the Supreme Court of British Columbia (the “CCAA Court”) granted an order (the “Meeting Order”) authorizing the holding of a meeting (the “Meeting”) of the noteholders on December 1, 2025. The purpose of the Meeting is for the noteholders to vote for or against a resolution approving the Plan of Arrangement (the “CCAA Plan”). If the CCAA Plan is approved by a required majority, in accordance with the provisions of the Meeting Order and the CCAA, the Company intends to bring a further motion before the CCAA Court on December 5, 2025 at 2 pm Pacific Time seeking an order sanctioning the CCAA Plan.

All materials filed with the CCAA Court in this matter, including the Meeting Order and the Notice of Meeting, can be found at the court-appointed Monitor’s website.  The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Meeting Order, the Monitor’s Pre-Filing Report, the Monitor’s First Report, the Notice of Meeting, the Form of Proxy and the Plan of Arrangement, which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and incorporated by reference herein.

On November 17, 2025, the Company issued a press release announcing the Meeting Order.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
10.1	Meeting Order of Justice Wilson made November 17, 2025.
10.2	Monitor’s Pre-Filing Report filed November 14, 2025.
10.3	Monitor’s First Report filed November 7, 2025.
10.4	Notice of Meeting.
10.5	Form of Proxy.
10.6	Plan of Arrangement.
99.1	Press Release dated November 19, 2025.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TILT Holdings Inc.

Date: November 20, 2025	By:	/s/ Tim Conder
	Name:	Tim Conder
	Its:	Chief Executive Officer